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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) July 1, 2004
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                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                       000-22194                     36-2815480
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(State or Other                  (Commission                  (I.R.S. Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)

233 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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         ITEM 5:  OTHER EVENT.

         Brian Zanghi, SPSS executive vice president and chief operating officer, resigned from his position effective July 1, 2004. John Shap, the company's senior vice president of worldwide sales, Dyke Hensen, its senior vice president of marketing, and Joseph Federer, SPSS vice president of services, will report directly to Jack Noonan, SPSS president and chief executive officer.


















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPSS INC.

                                         By: /s/ Edward Hamburg
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                                             Edward Hamburg,
                                             Executive Vice President, Corporate
Date:  July 2, 2004                          Operations, Chief Financial Officer
                                             and Secretary



























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